Exhibit 99.2

INDUSTRY-DISRUPTING SILICON NANOWIRE BATTERY COMPANY AMPRIUS TECHNOLOGIES, INC. TO LIST ON NYSE THROUGH MERGER WITH KENSINGTON CAPITAL ACQUISITION CORP. IV

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Amprius Technologies, Inc. has entered into a business combination agreement with Kensington Capital Acquisition Corp. IV (NYSE: KCAC.U); upon closing, the combined company’s common stock will be listed on the New York Stock Exchange under the ticker symbol “AMPX”

•	Amprius is transforming electric mobility by developing, manufacturing, and selling the most powerful lithium-ion batteries on the commercial market today

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Amprius currently provides its batteries to the aviation and defense industries, including customers such as Airbus and the U.S. Army, with plans to deliver its technology to additional markets including the automotive industry

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The transaction assumes approximately $430 million in gross proceeds raised through the business combination, including $230 million of cash in trust and up to $200 million in additional equity financing

•	Pro forma implied enterprise value of the combined company is $939 million

FREMONT, Calif. / WESTBURY, N.Y. – May 12, 2022 – Amprius Technologies, Inc. (“Amprius”), the leader in lithium-ion batteries with its Si Nanowire Anode Platform, and Kensington Capital Acquisition Corp. IV (“Kensington”) (NYSE: KCAC.U), a special purpose acquisition company, today announced a definitive agreement for a business combination that would result in Amprius becoming a publicly-listed company. Upon closing of the transaction, the combined company will be named Amprius Technologies, Inc. and its common stock will trade on the NYSE under the new ticker symbol “AMPX.”

Founded in 2008, Amprius develops, manufactures, and sells ultra-high energy density lithium-ion batteries using its innovative, patent-protected silicon nanowire anode technology. Amprius batteries offer highest energy density for longer endurance and higher performance when compared to lithium-ion batteries that utilize graphite anodes.

The market-leading performance of Amprius’ 100% silicon anode battery is expected to accelerate the development of electric mobility, with the goal of making Amprius silicon nanowire anode technology a mainstream technology in the lithium-ion battery industry. Amprius batteries’ high-energy and high-power capabilities are uniquely positioned to address the aviation, defense and electric vehicle markets. Amprius is currently delivering commercial batteries to the aviation and defense markets, with customers that include Airbus and AeroVironment. Having reached commercialization in the aviation and defense markets, Amprius is primed to make significant advancements, including, at the appropriate time, accessing additional markets including the automotive industry.

Dr. Kang Sun, Chief Executive Officer of Amprius, commented: “Today represents a significant milestone for Amprius. A merger with Kensington – who has extensive expertise and operating capabilities in the automotive and electric mobility sectors – will help us realize the full potential of our industry-disrupting technology. The superior performance of our silicon nanowire anode battery is unmatched in the commercial market. We believe Amprius will help power the mobility revolution and that the proceeds from this transaction, along with the partnership and support of Kensington’s world-class team, will enable us to significantly scale our production capabilities to meet the overwhelming demand for our silicon nanowire anode batteries.”

Justin Mirro, Chairman and Chief Executive Officer of Kensington, added: “We are so impressed with Amprius and extremely pleased to announce our business combination with this great company. Amprius is already the market leader, and we are excited about combining their proven technology and commercialization with our manufacturing and public market experience to help the company meet demand. Amprius is truly advancing electric mobility today, and we are thrilled to support them in making the world better for generations to come.”

Transaction Overview

The business combination values Amprius at an implied pro forma enterprise value of $939 million, assuming no redemptions by our public stockholders in connection with closing and the payment of estimated transaction expenses. The boards of directors of both Kensington and Amprius have approved the proposed transaction, which is expected to be completed in the second half of 2022, subject to, among other things, the approval by Kensington’s stockholders and satisfaction or waiver of other conditions stated in the definitive documentation.

The transaction will result in gross proceeds of approximately $430 million to Amprius, comprised of $230 million of cash held in Kensington’s trust, before redemptions, and up to $200 million in additional equity financing to be raised prior to the closing of the business combination.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Kensington with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

Hughes Hubbard & Reed LLP is serving as legal advisor and Marcum is serving as auditor to Kensington. Oppenheimer & Co. Inc. is serving as financial advisor, Wilson Sonsini Goodrich & Rosati is serving as legal advisor, and SingerLewak is serving as auditor to Amprius.

Investor Conference Call Information

Amprius and Kensington will host a joint investor conference call at 9:00am today, May 12, 2022, to discuss the proposed transaction. To listen to the prepared remarks via telephone dial 1-844-826-3033 (U.S.) or 1-412-317-5185 (International) and an operator will assist you. A telephone replay will be available at 1-844-512-2921 (U.S.) or 1-412-317-6671 (International), passcode: 10166703 through May 26, 2022. The conference call will be broadcast simultaneously and available for replay here.

A transcript of this conference call can also be found on Amprius’ Investor Relations page and will be filed by Kensington with the SEC.

About Amprius Technologies, Inc.

Amprius Technologies, Inc. is a leading manufacturer of high-energy and high-power lithium-ion batteries producing the industry’s highest energy density cells. The company’s corporate headquarters is in Fremont, California where it maintains an R&D lab and a pilot manufacturing facility for the fabrication of silicon nanowire anodes and cells. For additional information, please visit amprius.com.

About Kensington Capital Acquisition Corp. IV

Kensington Capital Acquisition Corp. IV (NYSE: KCAC.U) is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with a business in the automotive and automotive-related sector. Kensington’s management team of Justin Mirro, Dieter Zetsche, Bob Remenar, Simon Boag and Dan Huber is supported by a board of independent directors including Tom LaSorda, Nicole Nason, Anders Pettersson, Mitch Quain, Don Runkle, and Matt Simoncini.

Kensington’s units, subunits and warrants are currently trading on the New York Stock Exchange under the symbols “KCAC.U,” “KCA.U,” and “KCAC.WS,” respectively. Each “KCAC.U” unit contains one subunit and 1 warrant. Each “KCA.U” subunit contains one share of Kensington common stock and 1 warrant. A holder of the subunit will only be able to retain the 1 warrant underlying the subunit if the holder elects not to redeem the subunit in connection with the Business Combination. The subunits will not separate into shares of common stock and warrants until the consummation of the Business Combination.

For additional information, please visit www.autospac.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Amprius’ expected product offerings, Amprius’ ability to produce its products at a commercial level and the capitalization of Kensington after giving effect to the proposed business combination between Amprius and Kensington (the “Proposed Business Combination”). These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Amprius’ and Kensington’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Amprius and Kensington. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the equity holders of Amprius or

Kensington is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; delays in construction and operation of production facilities; the amount of redemption requests made by Kensington’s public equity holders; the ability of Kensington or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed below and in Kensington’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022 under the heading “Risk Factors” and other documents of Kensington filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Amprius or Kensington presently know or that Amprius and Kensington currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ and Kensington’s expectations, plans or forecasts of future events and views as of the date of this press release. Amprius and Kensington anticipate that subsequent events and developments will cause Amprius’ and Kensington’s assessments to change. However, while Amprius and Kensington may elect to update these forward-looking statements at some point in the future, Amprius and Kensington specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Amprius’ or Kensington’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Amprius, Kensington, nor any of their respective affiliates have any obligation to update this press release other than as required by law.

Important Information and Where to Find It

In connection with the Proposed Business Combination, Kensington plans to file a registration statement on form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus of Kensington. Kensington also plans to file other documents and relevant materials with the SEC regarding the Proposed Business Combination. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of Kensington. SECURITY HOLDERS OF AMPRIUS AND KENSINGTON ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENDS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THER ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Amprius and Kensington once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Kensington and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Kensington in connection with the Proposed Business Combination. Amprius and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Kensington’s executive officers and directors in the solicitation by reading Kensington’s final prospectus filed with the SEC on March 2, 2022 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Proposed Business Combination when they become available. Information concerning the interests of Kensington’s participants in the solicitation, which may, in some cases, be different from those of Kensington’s stockholders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts:

For Amprius Technologies

Investors

Cody Slach and Sophie Pearson

Gateway

949-574-3860

IR@amprius.com

Media

Renée Maler

Philosophy PR

510-499-9746

renee@philosophypr.com

For Kensington

Dan Huber

Chief Financial Officer

dan@kensington-cap.com

703-674-6514